UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 New Montgomery Street, 4th Floor San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on April 16, 2025, Marin Software Incorporated, a Delaware corporation (the “Company”), received a notification letter (the “Initial Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”).

On May 21, 2025, the Company received an additional notification letter (the “Second Notice”) from Nasdaq advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under the Rule as a result of its failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Form 10-Q”) and continued failure to file its Form 10-K, as previously communicated in the Initial Notice.

In response to the Initial Notice and the Second Notice, on June 16, 2025, the Company submitted a letter to Nasdaq requesting an exception to extend the Company’s listing on Nasdaq for 180 days, until October 13, 2025.

On June 17, 2025, the Company received a letter (the “Denial Letter”) from Nasdaq stating that Nasdaq had determined that the Company did not provide a definitive plan evidencing its ability to achieve compliance with the Rule, and as a result, (i) the Company’s request for continued listing on Nasdaq was denied; (ii) the Company’s securities will be delisted from Nasdaq; (ii) trading of the Company’s common stock will be suspended at the opening of business on June 26, 2025; and (iii) a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq, unless the Company appeals these determinations.

The Company does not expect to appeal Nasdaq’s determinations and expects Nasdaq to file a Form 25-NSE (Notification of Removal from Listing) with the SEC to remove the Company’s common stock from listing and registration on Nasdaq.

Further, the Company does not currently intend to apply for its common stock to be traded on any of the markets operated by the OTC Markets Group Inc. due to the associated costs and in light of both the previously announced potential transaction the Company is currently exploring whereby a private equity firm would acquire substantially all of the assets of the Company, which may be through a voluntary reorganization transaction (the “Potential Transaction”), as well as the voluntary dissolution and liquidation of the Company (the “Dissolution”) that was previously approved by the Company’s stockholders. There can be no assurance that the Potential Transaction will be entered into or ultimately be successful, and the Company may abandon pursuing the Potential Transaction and instead pursue the Dissolution as previously described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 7, 2025 (the “Proxy Statement”).

Once the Company’s common stock is delisted, the Company’s stockholders may find it difficult to obtain accurate quotations of the Company’s common stock, experience a lack of liquidity with difficulty finding buyers to purchase the stock, a lack of market makers to support the stock price, and the Company’s common stock is classified as a “penny stock” which requires brokers trading in the Company’s common stock to adhere to more stringent rules, which may result in a reduced level of trading activity in the secondary trading market for the Company’s common stock.

Item 8.01 Other Events

On June 20, 2025, the Company issued a press release regarding its receipt of the Denial Letter. A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated by reference herein.

Cautionary Language Concerning Forward-Looking Statements.

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “prospects,” “outlook,” and similar words or expressions, or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Marin disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise, except as required by applicable law. Actual results may differ from those indicated by such forward-looking statements including as a result of the risks described under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 2024, the Proxy Statement under the heading “Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Plan of Dissolution,” and the Company’s future reports to be filed with the SEC. The forward-looking statements in this Current Report are based on information available to Marin as of the date hereof. The Company disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
99.1	Press Release dated June 20, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: June 20, 2025	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer